[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                    MFS(R) GLOBAL
                    GOVERNMENTS FUND

                    ANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 33
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of -3.01%, Class B shares -3.74%, Class C shares -3.70%, and Class I shares -2.74%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average global income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -2.17%. The Fund's returns also compare to a -3.01% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST 12
    MONTHS?

A. Our investments in the emerging markets, mortgages, and corporate bonds served us very well, though corporate bonds had hurt us a bit earlier in the year. After performing well during the first four to five months of the year, corporate bond yields increased (and prices dropped) from June to September. That hurt the Fund's holdings in high-yield and investment-grade corporate bonds. During the past few months, though, yields came back down again and prices went up. Mortgages went through a similar cycle, helping us earlier in the year, suffering a setback in the summer, and then coming back nicely in the fall.

    Our exposure to European currency hurt us a bit when the euro collapsed. What helped us was the fact that we changed the Fund's currency exposure to 75% dollar and 25% foreign currency during the year, from our previous neutral position of about 40% dollar and 60% foreign currency. The fact that more of the Fund's assets were denominated in dollars than in foreign currency meant it was less susceptible to the volatility in the currency markets during the year.

Q.  IN WHICH SECTORS OR MARKETS HAVE YOU FOUND THE BEST INVESTMENTS?

A. Because corporate bond yields have come down again, we have been and continue to be optimistic about this sector. We started the year heavily invested in high-yield corporates but we've since balanced that out with high-grade corporate bonds. While we have a positive outlook on corporates in general, we're a little cautious on high yields specifically, since we've seen a rise in defaults in these bonds at a time when the economy is still pretty robust. We do have a positive outlook for mortgages, given that we expect these yields to come down further. One new area in which we've started investing is municipal bonds, whose yields have become almost even with Treasuries. We think municipal bonds have been so badly beaten up that they now present attractive investment opportunities. We also favor European corporate bonds, because that market is just developing, and there seems to be a strong appetite for them. We think the demand for these bonds will continue, and we plan to add to our investments in Europe. Finally, we still like the emerging markets, although their yields have now dropped to a lower range.

Q.  WHERE HAVE YOU FOUND GOOD VALUE AND COMPELLING OPPORTUNITIES?

A. We have overweighted our holdings in dollar-bloc countries, such as Australia, versus the index. In government bonds only, we've been somewhat tilted toward Europe, favoring non-EMU (European monetary union) countries like Sweden, Denmark, Greece, and the United Kingdom.

    I think Greece has been and will continue to be a very interesting market. It is expected to join EMU at the end of next year. Greece is the last of the high-yield markets projected to drop its bond yields toward those of current EMU countries. That makes it an attractive market. We've been investing all year in Drachma-denominated paper and Greek government paper issued in euros. We also have been overweighted in Sweden and Denmark. Sweden has been a bit of a rollercoaster ride, performing very well in the first few months of the year, selling off sharply in March and April based on changing sentiment as to whether or not they would join EMU, and now coming back most of the way.

Q. HOW DO YOU FEEL ABOUT INVESTING IN JAPAN, GIVEN THE COUNTRY'S CONTINUED ECONOMIC DIFFICULTIES?

A. We have invested in some Japanese bonds this year, currently at 2%. Because of weakness in the Japanese economy and lack of inflation, it doesn't suffer from the same cycles and yield pressures as the United States and Europe. So, Japan has longer-term secular prospects of a substantial rise in yield as the recovery takes hold.

Q. DO YOU THINK THE EMERGING MARKETS RECOVERY IS SUSTAINABLE, AND IF SO, HOW DOES THAT IMPACT YOUR INVESTMENTS IN THEM?

A. We are fairly optimistic that the emerging markets will continue to recover. Still, though some of these markets have bounced back very vigorously, we tend to treat that with a grain of salt. They dropped off so sharply that a similar bounce back seems natural. Barring another crisis, we believe most of the recovery in markets like Latin America and Asia is probably sustainable for the next few years. The tough question is whether they've made enough progress on restructuring to avoid a similar crisis five years from now. Although emerging market yields have come down quite a bit, we feel there are positive developments that could help move them down to a lower range. That could provide opportunities from these markets going forward. During the period, we have invested from 5% to 15% in the emerging markets, and we're currently at about 6.7%. We may add to that a bit, perhaps going up to 10%, but we're not likely to invest a lot more in these markets at this point.

Q.  WHAT'S YOUR OUTLOOK?

A. Because global growth and the threat of a pickup in inflation is keeping upward pressure on yields, we're most cautious on duration (an indicator of interest-rate sensitivity). We're a bit defensive and concerned that rates may be rising here, but we're not expecting a huge sell-off. We think that ultimately the inflation threat will be modest -- particularly with the central banks trying to keep rates down. So, we're not basing our investments on the idea that inflation will get out of control.

/s/ Christopher D. Piros                /s/ James T. Swanson

    Christopher D. Piros                    James T. Swanson
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

CHRISTOPHER D. PIROS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) GLOBAL GOVERNMENTS FUND. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN. MR. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AND WORKED IN THE INTERNATIONAL FIXED INCOME AREA BEFORE BEING NAMED A PORTFOLIO MANAGER IN 1992. HE WAS NAMED SENIOR VICE PRESIDENT IN 1997. PRIOR TO JOINING MFS, HE HAD BEEN A VICE PRESIDENT AND SENIOR ECONOMIST IN THE QUANTITATIVE ASSET MANAGEMENT AREA AT A MAJOR CHICAGO-BASED SECURITIES FIRM AND AN ASSISTANT PROFESSOR AT THE FUQUA SCHOOL OF BUSINESS AT DUKE UNIVERSITY. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) CHARTER INCOME FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST. MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS INCOME AND CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   FEBRUARY 26, 1981

CLASS INCEPTION:         CLASS A  FEBRUARY 26, 1981
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $142.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1999)

            MFS Global Governments      J.P. Morgan Global
               Fund - Class A          Government Bond Index
--------------------------------------------------------------------------------
11/89             $ 9,525                   $10,000
11/91              12,209                    12,424
11/93              15,379                    15,166
11/95              16,711                    18,287
11/97              17,888                    19,261
11/99              17,915                    21,514



AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH NOVEMBER 30, 1999

CLASS A
                                                         1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -3.01%   -0.14%  +22.14%  +88.09%
------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -3.01%   -0.05%  + 4.08%  + 6.52%
------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -7.62%   -1.65%  + 3.07%  + 6.00%
------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -3.74%   -2.44%  +17.30%  +78.93%
------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -3.74%   -0.82%  + 3.24%  + 5.99%
------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -7.36%   -1.71%  + 2.93%  + 5.99%
------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -3.70%   -2.42%  +17.62%  +79.84%
------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -3.70%   -0.81%  + 3.30%  + 6.04%
------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.61%   -0.81%  + 3.30%  + 6.04%
------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -2.74%   +0.54%  +22.96%  +89.36%
------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -2.74%   +0.18%  + 4.22%  + 6.59%
------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                         1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------------------
Average global income fund+(+)                           -2.17%   +1.69%  + 5.88%  + 6.77%
------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#(+)             -3.01%   +3.40%  + 6.80%  + 7.96%
------------------------------------------------------------------------------------------
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

PORTFOLIO STRUCTURE

International                           50.5%
Yankee                                   4.4%
Emerging Markets                         6.7%
U.S. Treasuries                         14.1%
Other Government Agencies                1.4%
Mortgage Backed                          6.2%
Municipal                                1.5%
High Yield Corporates                    4.6%
High Grade Corporates                   10.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999



Bonds - 94.1%

-----------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)              VALUE
-----------------------------------------------------------------------------
Foreign Bonds - 56.1%
  Argentina - 0.4%
    Republic of Argentina, 11.786s, 2005        $      285       $    259,350
    Republic of Argentina, 0.01s, 2001                 325            287,235
                                                                 ------------
                                                                 $    546,585

-----------------------------------------------------------------------------
  Australia - 0.9%
    Commonwealth of Australia, 9s, 2004      AUD     1,900       $  1,335,282

-----------------------------------------------------------------------------
  Brazil - 1.7%
    Federal Republic of Brazil, 5s, 2014        $    2,846       $  1,942,525
    Federal Republic of Brazil, 6.938s, 2024           550            385,000
    Federal Republic of Brazil, 14.5s, 2009             70             72,891
                                                                 ------------
                                                                 $  2,400,416

-----------------------------------------------------------------------------
  Bulgaria - 0.4%
    National Republic of Bulgaria, 6.5s, 2024   $      730       $    569,400

-----------------------------------------------------------------------------
  Canada - 2.8%
    Government of Canada, 5s, 2004           CAD     5,281       $  3,427,696
    Gulf Canada Resources Ltd., 9.25s, 2004
      (Oil Services)                            $      625            622,344
                                                                 ------------
                                                                 $  4,050,040

-----------------------------------------------------------------------------
  Denmark - 4.4%
    Kingdom of Denmark, 6s, 2009             DKK    24,918       $  3,485,413
    Kingdom of Denmark, 7s, 2007                    18,360          2,736,083
                                                                 ------------
                                                                 $  6,221,496

-----------------------------------------------------------------------------
  France - 3.0%
    Republic of France, 3.5s, 2004           EUR     1,722       $  1,653,211
    Republic of France, 4s, 2009                     2,885          2,633,153
                                                                 ------------
                                                                 $  4,286,364

-----------------------------------------------------------------------------
  Germany - 9.4%
    Depfa Pfandbriefbank, 5.5s, 2010
      (Banks and Credit Cos.)                EUR       880       $    884,739
    Treuhandanstalt, 6.625s, 2003                    1,865          2,003,742
    Allgemeine Hypothekenbank AG, 5s, 2009
      (Banks & Credit Cos.)                            850            825,036
    Deutschland Republic, 6.5s, 2027                   377            413,401
    Deutschland Republic, 6.875s, 2005                 656            723,966
    Federal Republic of Germany, 4.5s, 2009          5,174          4,964,706
    Federal Republic of Germany, 4.75s, 2008         2,926          2,871,014
    Federal Republic of Germany, 6s, 2007              644            685,746
                                                                 ------------
                                                                 $ 13,372,350

-----------------------------------------------------------------------------
  Grand Cayman Islands - 0.6%
    Enersis S A, 7.4s, 2016 (Electric)          $      500       $    431,250
    Pemex Finance Ltd, 9.69s, 2009
      (Financial)                                      350            357,595
                                                                 ------------
                                                                 $    788,845

-----------------------------------------------------------------------------
  Greece - 3.4%
    Hellenic Republic, 5.75s, 2008           EUR     1,331       $  1,345,543
    Hellenic Republic, 8.7s, 2005            GRD   414,000          1,380,677
    Republic of Greece, 8.9s, 2003                 653,000          2,120,838
                                                                 ------------
                                                                 $  4,847,058
-----------------------------------------------------------------------------
  Italy - 5.4%
    Republic of Italy, 5s, 2008              EUR     7,066       $  6,998,704
    Republic of Italy, 3.25s, 2004                     696            659,081
                                                                 ------------
                                                                 $  7,657,785
-----------------------------------------------------------------------------
  Japan - 2.0%
    Toyota Motor Credit Corporation,
      1s, 2004 (Financial Services)          JPY   294,000       $  2,855,051
-----------------------------------------------------------------------------
  Luxemburg - 0.2%
    PTC International Finance II S A,
       11.25s, 2009                          EUR       325            322,969
-----------------------------------------------------------------------------
  Malaysia - 0.3%
    Government of Malaysia, 8.75s, 2009         $      350       $    367,080
-----------------------------------------------------------------------------
  Mexico - 1.3%
    Petroleos Mexicanos, 9.5s, 2027
      (Oil Services)                            $      745       $    704,025
    United Mexican States, 6.933s, 2019                545            493,933
    United Mexican States, 6.943s, 2019                450            407,835
    United Mexican States, 11.375s, 2016               280            307,664
                                                                 ------------
                                                                 $  1,913,457
-----------------------------------------------------------------------------
  Morocco - 0.7%
    Morroco Restructuring & Consolidating
      Agreement, 5.906s, 2009+                  $    1,100       $    973,447
-----------------------------------------------------------------------------
  Netherlands - 0.5%
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                      $      800       $    680,000
-----------------------------------------------------------------------------
  Norway - 0.9%
    Union Bank Norway, 7.35s, 2049
      (Banks and Credit Cos.)##                 $    1,400       $  1,355,382
-----------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.25s, 2014             $      720       $    532,800
-----------------------------------------------------------------------------
  Philippines - 0.4%
    Republic of Philippines, 9.875s, 2019       $      515       $    524,013
-----------------------------------------------------------------------------
  Spain - 4.2%
    Government of Spain, 6s, 2008            EUR     5,636       $  5,936,390
-----------------------------------------------------------------------------
  Sweden - 3.2%
    Kingdom of Sweden, 6s, 2005              SEK     4,100       $    495,298
    Kingdom of Sweden, 9s, 2009                      9,000          1,310,573
    Kingdom of Sweden, 13s, 2001                     8,400          1,108,014
    AB Spintab, 6.8s, 2049
      (Banks & Credit Cos.)##                        1,700          1,638,256
                                                                 ------------
                                                                 $  4,552,141
-----------------------------------------------------------------------------
  Switzerland - 0.4%
    Halifax Group Euro Finance, 7.627s, 2049
      (Financial)                            EUR       610       $    614,514
-----------------------------------------------------------------------------
  United Kingdom - 7.5%
    Halifax Building Society PLC,
      6.25s, 2012 (Banks and Credit Cos.)    GBP     1,700       $  2,653,019
    Lloyds Bank PLC, 7.375s, 2004
      (Banks and Credit Cos.)                        1,500          2,411,929
    Polestar Corp., 10.5s, 2008 (Industrial)           575            870,941
    U.K. Treasury, 7s, 2002                          1,341          2,170,162
    Woolwich Building Society PLC,
      6.129s, 2012 (Banks and Credit Cos.)           1,700          2,615,614
                                                                 ------------
                                                                 $ 10,721,665
-----------------------------------------------------------------------------
  Venezuela - 1.7%
    Corporacion Andina De Fomento,
      4.75s, 2004 (Industrial)##             EUR     1,300       $  1,247,413
    Corporacion Andina De Fomento,
      7.75s, 2004 (Industrial)                  $    1,200          1,202,460
                                                                 ------------
                                                                 $  2,449,873
-----------------------------------------------------------------------------
Total Foreign Bonds                                              $ 79,874,403
-----------------------------------------------------------------------------
U.S. Bonds - 38.0%
  Banks and Credit Companies - 1.3%
    Bayerische Landesbank NY, 5.875s, 2008      $    2,000       $  1,826,160
-----------------------------------------------------------------------------
  Building Materials - 0.8%
    Building Materials Corp., 8.625s, 2006      $    1,250       $  1,187,500
-----------------------------------------------------------------------------
  Business Services - 1.0%
    Unisystem Corp., 7.875s, 2008               $    1,400       $  1,358,000
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Revlon Consumer Products Corp.,
      8.125s, 2006                              $    1,350       $  1,056,375
-----------------------------------------------------------------------------
  Entertainment - 1.3%
    Time Warner Entertainment Co. LP,
      8.375s, 2033                              $    1,754       $  1,861,363
-----------------------------------------------------------------------------
  Financial Services - 1.1%
    Chase Manhattan Corporation New, 7s, 2009   $    1,500       $  1,471,035
-----------------------------------------------------------------------------
  Gaming and Hotels - 1.0%
    Red Roof Inns, Inc., 9.625s, 2003           $    1,400       $  1,442,000
-----------------------------------------------------------------------------
  Insurance - 0.6%
    Conseco, Inc., 6.4s, 2001                   $      859       $    829,841
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Tenet Healthcare Corp., 8.625s, 2003        $    1,370       $  1,356,300
-----------------------------------------------------------------------------
  Metal Fabrication - 0.4%
    Ryerson Tull Incorporated New,
      9.125s, 2006                              $      500       $    534,767
-----------------------------------------------------------------------------
  Municipal Bonds - 1.5%
    Minneapolis+ St. Paul Minnesota
      Metropolitan, 5s, 2030                    $      650       $    563,167
    Massachusetts Turnpike Authority,
      5s, 2037                                       1,020            857,157
    New York, New York City Municipal
      Water Finance, 5.5s, 2024                        750            709,477
                                                                 ------------
                                                                 $  2,129,801
-----------------------------------------------------------------------------
  Supermarkets - 0.6%
    Marsh Supermarkets, Inc., 8.875s, 2007      $      900       $    866,250
-----------------------------------------------------------------------------
  U.S. Federal Agencies - 7.5%
    FNMA, 1.75s, 2008                        JPY   200,000       $  1,968,550
    GNMA, 7s, 2027 - 2028                       $    8,988          8,777,080
                                                                 ------------
                                                                 $ 10,745,630
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.5%
    U.S. Treasury Bonds, 3.875s, 2029           $    1,098       $  1,051,462
    U.S. Treasury Bonds, 5.25s, 2028                 1,101            929,310
    U.S. Treasury Bonds, 5.25s, 2029                   286            242,788
    U.S. Treasury Notes, 5.875s, 2004                8,675          8,590,939
    U.S. Treasury Notes, 6s, 2009                   11,122         10,981,196
    U.S. Treasury Notes, 7.875s, 2004                4,310          4,611,700
                                                                 ------------
                                                                 $ 26,407,395
-----------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    El Paso Electric Co., 8.9s, 2006            $    1,000       $  1,049,700
-----------------------------------------------------------------------------
Total U.S. Bonds                                                 $ 54,122,177
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $140,682,245)                      $133,996,520
-----------------------------------------------------------------------------
Call Options Purchased - 0.3%
-----------------------------------------------------------------------------

                                          PRINCIPAL AMOUNT
                                              OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE         (000 OMITTED)
-----------------------------------------------------------------------------
    Japan Government Bonds/February/130.2    JPY   520,000       $    100,167
    Japan Government Bonds/February/128            460,000            158,683
    Canadian Dollar/September/1.4518         CAD    10,722            120,911

-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $336,927)           $    379,761
-----------------------------------------------------------------------------

Put Options Purchased - 0.1%
-----------------------------------------------------------------------------
    Euro/December/1.05                       EUR    10,638       $     45,590
    Euro/March/0.991                                 7,319             99,689
    Euro/December/1.045                              4,735                  0
    Japanese Yen/February/109.75             JPY 1,033,830             39,286
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $190,058)            $    184,565
-----------------------------------------------------------------------------
Short-Term Obligations - 4.4%
-----------------------------------------------------------------------------
    Federal National Mortgage Assn.,
      due 12/01/99, at Amortized Cost           $    6,300       $  6,300,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $147,509,230)                $140,860,846

-----------------------------------------------------------------------------
Call Options Written (0.2)%

-----------------------------------------------------------------------------
    Australian Dollar/April/0.625            AUD   (10,088)      $   (136,415)
    Canadian Dollar/September/1.4            CAD   (10,339)           (40,851)
    Euro/December/1.03                       EUR    (4,667)          (100,286)
    British Pound/February/1.585             GBP   (10,659)          (130,548)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums received, $267,062)         $   (408,100)
-----------------------------------------------------------------------------

Put Options Written (0.1)%
-----------------------------------------------------------------------------
    Japan Government Bonds/February/130.2    JPY  (520,000)      $    (61,838)
    Japan Government Bonds/February/128           (460,000)           (25,317)
    Canadian Dollar/September/1.55           CAD   (11,447)           (28,274)
    Euro/December/1.075                      EUR    (4,871)                 0
-----------------------------------------------------------------------------
Total Put Options Written (Premiums received, $300,519)          $   (115,429)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.4%                               2,030,663
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $142,367,980
-----------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              GBP  = British Pounds
CAD    = Canadian Dollars                GRD  = Greek Drachma
DKK    = Danish Kroner                   JPY  = Japanese Yen
EUR    = Euro                            SEK  = Swedish Krone

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
NOVEMBER 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $147,509,230)      $  140,860,846
  Cash                                                                5,926
  Net receivable for forward foreign currency exchange
     contracts sold                                                 689,765
  Receivable for investments sold                                       150
  Receivable for Fund shares sold                                    79,473
  Interest receivable                                             2,936,132
  Other assets                                                        2,556
                                                             --------------
      Total assets                                           $  144,574,848
                                                             --------------
Liabilities:
  Payable for investments purchased                          $      660,105
  Payable for Fund shares reacquired                                402,285
  Net payable for forward foreign currency exchange
     contracts purchased                                            342,015
  Net payable for forward currency exchange contracts
    subject to master netting agreements                             17,688
  Written options outstanding, at value
    (premiums received, $567,581)                                   523,529
  Payable to affiliates -
    Management fee                                                    9,305
    Distribution and service fee                                     27,671
    Shareholder servicing agent fee                                   1,240
  Payable for swap agreement                                         34,574
  Accrued expenses and other liabilities                            188,456
                                                             --------------
      Total liabilities                                      $    2,206,868
                                                             --------------
Net assets                                                   $  142,367,980
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $  159,303,125
  Unrealized depreciation on investments and
    translation of asset and liabilities in
    foreign currencies                                           (6,383,802)
  Accumulated net realized loss on investments
    and foreign currency transactions                           (20,577,203)
  Accumulated undistributed net investment income                10,025,860
                                                             --------------
      Total                                                  $  142,367,980
                                                             ==============
Shares of beneficial interest outstanding                      14,085,456
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $95,887,776 / 9,429,018 shares of
     beneficial interest outstanding)                            $10.17
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $10.68
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $41,865,308 / 4,198,298 shares of
     beneficial interest outstanding)                            $ 9.97
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $3,059,232 / 305,285 shares of
     beneficial interest outstanding)                            $10.02
                                                                 ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $1,555,664 / 152,855 shares of
     beneficial interest outstanding)                            $10.18
                                                                 ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
------------------------------------------------------------------------------
Net investment income:

  Interest income                                            $ 11,594,303
                                                             ------------

Expenses -
    Management fee                                           $  1,337,913
    Trustees' compensation                                         35,219
    Shareholder servicing agent fee                               186,636
    Distribution and service fee (Class A)                        271,130
    Distribution and service fee (Class B)                        559,679
    Distribution and service fee (Class C)                         45,865
    Administration                                                 22,973
    Custodian fee                                                 130,554
    Printing                                                       32,086
    Postage                                                        36,733
    Auditing                                                       40,223
    Legal                                                           7,590
    Miscellaneous                                                 154,544
                                                             ------------
      Total expenses                                         $  2,861,145
    Fees paid indirectly                                          (56,679)
                                                             ------------
      Net expenses                                           $  2,804,466
                                                             ------------
        Net investment income                                $  8,789,837
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $(15,744,851)
    Written option transactions                                 1,230,202
    Foreign currency transactions                               6,340,378
    Futures contracts                                            (122,059)
                                                             ------------
      Net realized loss on investments and foreign
        currency transactions                                $ (8,296,330)
                                                             ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $ (6,107,223)
    Written options                                              (412,397)
    Translation of assets and liabilities in
       foreign currencies                                         196,936
    Swap agreement                                                (34,574)
                                                             ------------
        Net unrealized loss on investments and
          foreign currency transactions                      $ (6,357,258)
                                                             ------------
          Net realized and unrealized loss on
            investments and foreign currency                 $(14,653,588)
                                                             ------------
            Decrease in net assets from operations           $ (5,863,751)
                                                             ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                            1999             1998
----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   8,789,837    $  14,176,452
  Net realized loss on investments and foreign
    currency transactions                                    (8,296,330)      (9,004,817)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                     (6,357,258)       2,068,038
                                                          -------------    -------------
    Increase (decrease) in net assets from operations     $  (5,863,751)   $   7,239,673
                                                          -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $  (8,915,136)   $  (6,952,221)
  From net investment income (Class B)                       (3,474,564)      (2,402,143)
  From net investment income (Class C)                         (333,062)        (224,741)
  From net investment income (Class I)                         (132,660)         (84,491)
  From net realized gain on investments and foreign
    currency transactions (Class A)
                                                                   --           (900,629)
  From net realized gain on investments and foreign
    currency transactions (Class B)
                                                                   --           (392,688)
  From net realized gain on investments and foreign
    currency transactions (Class C)
                                                                   --            (41,406)
  From net realized gain on investments and foreign
    currency transactions (Class I)
                                                                   --            (10,151)
                                                          -------------    -------------
    Total distributions declared to shareholders          $ (12,855,422)   $ (11,008,470)
                                                          -------------    -------------
Net decrease in net assets from Fund share transactions   $ (45,170,204)   $ (66,644,760)
                                                          -------------    -------------
      Total decrease in net assets                        $ (63,889,377)   $ (70,413,557)
Net assets:
  At beginning of year                                      206,257,357      276,670,914
                                                          -------------    -------------

  At end of year (including accumulated undistributed net
    investment income of $10,025,860 and $10,838,925,
     respectively)                                        $ 142,367,980    $ 206,257,357
                                                          =============    =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                      1999           1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                   $     11.20    $     11.34     $     11.70     $     12.46     $     11.39
                                                      -----------    -----------     -----------     -----------     -----------

Income from investment operations# -
  Net investment income                               $      0.54    $      0.70     $      0.64     $      0.65     $      0.76
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.84)         (0.34)          (0.68)           0.17            0.76
                                                      -----------    -----------     -----------     -----------     -----------
      Total from investment operations                $     (0.30)   $      0.36     $     (0.04)    $      0.82     $      1.52
                                                      -----------    -----------     -----------     -----------     -----------

Less distributions declared to shareholders -
  From net investment income                          $     (0.73)   $     (0.44)    $     (0.25)    $     (1.58)    $      --
  From net realized gain on investments and foreign
    currency transactions                                    --            (0.06)          (0.06)           --             (0.45)
  From paid-in capital                                       --             --             (0.01)           --              --
                                                      -----------    -----------     -----------     -----------     -----------
      Total distributions declared to shareholders    $     (0.73)   $     (0.50)    $     (0.32)    $     (1.58)    $     (0.45)
                                                      -----------    -----------     -----------     -----------     -----------
Net asset value - end of year                         $     10.17    $     11.20     $     11.34     $     11.70     $     12.46
                                                      ===========    ===========     ===========     ===========     ===========
Total return(+)                                             (3.01)%         3.27%          (0.29)%          7.36%          13.93%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 1.34%          1.35%           1.35%           1.42%           1.51%
  Net investment income                                      5.19%          6.28%           5.75%           5.70%           6.42%
Portfolio turnover                                            217%           334%            335%            370%            277%
Net assets at end of year (000 Omitted)               $    95,888    $   139,648     $   187,152     $   283,770     $   343,188

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1999           1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                   $     10.99    $     11.13     $     11.50     $     12.28     $     11.32
                                                      -----------    -----------     -----------     -----------     -----------
Income from investment operations# -
  Net investment income                               $      0.46    $      0.60     $      0.55     $      0.54     $      0.65
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.84)         (0.33)          (0.68)           0.17            0.76
                                                      -----------    -----------     -----------     -----------     -----------
      Total from investment operations                $     (0.38)   $      0.27     $     (0.13)    $      0.71     $      1.41
                                                      -----------    -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
  From net investment income                                                                                                   $
                                                      $     (0.64)   $     (0.35)    $     (0.17)    $     (1.49)           --
  From net realized gain on investments and foreign
    currency transactions                                    --            (0.06)          (0.06)           --             (0.45)
  From paid-in capital                                       --             --             (0.01)           --              --
                                                      -----------    -----------     -----------     -----------     -----------
      Total distributions declared to shareholders    $     (0.64)   $     (0.41)    $     (0.24)    $     (1.49)    $     (0.45)
                                                      -----------    -----------     -----------     -----------     -----------
Net asset value - end of year                         $      9.97    $     10.99     $     11.13     $     11.50     $     12.28
                                                      ===========    ===========     ===========     ===========     ===========
Total return                                                (3.74)%         2.46%          (1.08)%          6.39%          13.01%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 2.12%          2.12%           2.10%           2.27%           2.33%
  Net investment income                                      4.41%          5.53%           5.03%           4.89%           5.59%
Portfolio turnover                                            217%           334%            335%            370%            277%
Net assets at end of year (000 Omitted)               $    41,865    $    58,646     $    77,962     $   102,717     $    90,978

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1999           1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                   $     11.03    $     11.13     $     11.51     $     12.29     $     11.31
                                                      -----------    -----------     -----------     -----------     -----------

Income from investment operations# -
  Net investment income                               $      0.45    $      0.60     $      0.55     $      0.55     $      0.66
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.83)         (0.33)          (0.68)           0.17            0.77
                                                      -----------    -----------     -----------     -----------     -----------
      Total from investment operations                $     (0.38)   $      0.27     $     (0.13)    $      0.72     $      1.43
                                                      -----------    -----------     -----------     -----------     -----------

Less distributions declared to shareholders -
  From net investment income                          $     (0.63)   $     (0.31)    $     (0.18)    $     (1.50)    $      --
  From net realized gain on investments and foreign
    currency transactions                                    --            (0.06)          (0.06)           --             (0.45)
  From paid-in capital                                       --             --             (0.01)           --              --
                                                      -----------    -----------     -----------     -----------     -----------
      Total distributions declared to shareholders    $     (0.63)   $     (0.37)    $     (0.25)    $     (1.50)    $     (0.45)
                                                      -----------    -----------     -----------     -----------     -----------
Net asset value - end of year                         $     10.02    $     11.03     $     11.13     $     11.51     $     12.29
                                                      ===========    ===========     ===========     ===========     ===========
Total return                                                (3.70)%         2.46%          (1.10)%          6.56%          13.11%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 2.12%          2.12%           2.10%           2.20%           2.26%
  Net investment income                                      4.41%          5.52%           5.02%           4.97%           5.67%
Portfolio turnover                                            217%           334%            335%            370%            277%
Net assets at end of year (000 Omitted)               $     3,059    $     5,953     $     9,534     $    14,487     $    11,813

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                            1999           1998         1997*
------------------------------------------------------------------------------------------------------
                                                                  CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                              $   11.22     $   11.37     $   11.24
                                                                 ---------     ---------     ---------
Income from investment operations# -
  Net investment income                                          $    0.57     $    0.73     $    0.61
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                 (0.85)        (0.35)        (0.48)
                                                                 ---------     ---------     ---------
      Total from investment operations                           $   (0.28)    $    0.38     $    0.13
                                                                 ---------     ---------     ---------
Less distributions declared to shareholders -
  From net investment income                                     $   (0.76)    $   (0.47)    $    --
  From net realized gain on investments and foreign currency
    transactions                                                      --           (0.06)         --
                                                                 ---------     ---------     ---------
      Total distributions declared to shareholders               $   (0.76)    $   (0.53)    $    --
                                                                 ---------     ---------     ---------
Net asset value - end of year                                    $   10.18     $   11.22     $   11.37
                                                                 =========     =========     =========
Total return                                                         (2.74)%        3.49%         1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.11%         1.12%         0.99%+
  Net investment income                                               5.42%         6.58%         5.54%+
Portfolio turnover                                                     217%          334%          335%
Net assets at end of year (000 Omitted)                          $   1,556     $   2,010     $   2,023

 * For the period from the inception of Class I, January 2, 1997 to November 30, 1997.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 + Annualized
++ Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Fund (the Fund) is a nondiversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $3,252,520 was reclassified from accumulated undistributed net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1999, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

At November 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,266,813 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($8,420,466) and November 30, 2007, ($11,846,347).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

     First $500 million of average net assets                    0.75%
     Average net assets in excess of $500 million                0.70%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,722 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,928 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum distribution fee will be implemented on such date as the Trustees may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $68,397 for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,054 and $5,544 for Class B and Class C shares, respectively, for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $118, $130,650, and $1,487 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES          SALES
----------------------------------------------------------------------------
U.S. government securities                       $113,305,223   $ 93,510,316
                                                 ------------   ------------
Investments (non-U.S. government securities)     $249,880,211   $309,589,049
                                                 ------------   ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $147,726,046
                                                                  ------------
Gross unrealized depreciation                                     $ (7,868,605)
Gross unrealized appreciation                                        1,003,405
                                                                  ------------
    Net unrealized depreciation                                   $ (6,865,200)
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   YEAR ENDED NOVEMBER 30, 1999    YEAR ENDED NOVEMBER 30, 1998
                                   ----------------------------   -----------------------------
                                         SHARE           AMOUNT          SHARE           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             938,320    $  9,861,513       1,693,765    $ 18,654,349
Shares issued to shareholders in
  reinvestment of distributions         719,917       7,573,533         598,017       6,524,492
Shares reacquired                    (4,693,959)    (48,876,378)     (6,327,946)    (70,140,851)
                                   ------------    ------------    ------------    ------------
    Net decrease                     (3,035,722)   $(31,441,332)     (4,036,164)   $(44,962,010)
                                   ============    ============    ============    ============

Class B Shares
                                   YEAR ENDED NOVEMBER 30, 1999    YEAR ENDED NOVEMBER 30, 1998
                                   ----------------------------   -----------------------------
                                         SHARE           AMOUNT          SHARE           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           1,467,521    $ 15,288,826       1,120,857    $ 12,158,372
Shares issued to shareholders in
  reinvestment of distributions         271,877       2,824,800         207,895       2,241,109
Shares reacquired                    (2,876,790)    (29,178,969)     (2,996,797)    (32,622,270)
                                   ------------    ------------    ------------    ------------
    Net decrease                     (1,137,392)   $(11,065,343)     (1,668,045)   $(18,222,789)
                                   ============    ============    ============    ============

Class C Shares
                                   YEAR ENDED NOVEMBER 30, 1999    YEAR ENDED NOVEMBER 30, 1998
                                   ----------------------------   -----------------------------
                                         SHARE           AMOUNT          SHARE           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             156,777    $  1,604,155          92,283    $  1,004,163
Shares issued to shareholders in
  reinvestment of distributions          20,707         216,178          15,866         171,670
Shares reacquired                      (411,801)     (4,211,857)       (425,019)     (4,649,784)
                                   ------------    ------------    ------------    ------------
    Net decrease                       (234,317)   $ (2,391,524)       (316,870)   $ (3,473,951)
                                   ============    ============    ============    ============

Class I Shares
                                   YEAR ENDED NOVEMBER 30, 1999    YEAR ENDED NOVEMBER 30, 1998
                                   ----------------------------   -----------------------------
                                         SHARE           AMOUNT          SHARE           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                               9,059    $     94,041          16,150    $    178,874
Shares issued to shareholders in
  reinvestment of distributions          12,634         132,656           8,683          94,640
Shares reacquired                       (48,089)       (498,702)        (23,573)       (259,524)
                                   ------------    ------------    ------------    ------------
    Net increase (decrease)             (26,396)   $   (272,005)          1,260    $     13,990
                                   ============    ============    ============    ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $1,200. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             NUMBER OF
                                             CONTRACTS                PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                     6             $   729,218
Options written                                     47               3,273,659
Options terminated in closing transactions         (20)             (1,548,550)
Options exercised                                   (1)                (71,499)
Options expired                                    (24)             (1,814,247)
                                                                   -----------
Outstanding, end of period                           8             $  (567,581)
                                                                   ===========

At November 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                     CONTRACTS TO                             CONTRACTS       APPRECIATION
            SETTLEMENT DATE       DELIVER/RECEIVE    IN EXCHANGE FOR           AT VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales               3/15/00  AUD                        $  2,805,995        $ 2,784,108        $    21,887
                   12/01/99  CHF                          14,617,945         14,297,631            320,314
                    3/15/00  DKK                          15,999,394         15,546,747            452,647
                   12/01/99  EUR                           7,626,055          7,287,342            338,713
                    4/25/00  HKD                          18,747,654         18,898,903           (151,249)
                   12/01/99  JPY                          13,646,867         13,972,999           (326,132)
                    3/15/00  NZD                             801,434            782,342             19,092
                   12/01/99  SEK                             847,285            832,792             14,493
                                                        ------------        -----------        -----------
                                                        $ 75,092,629        $74,402,864        $   689,765
                                                        ============        ===========        ===========
Purchases          12/01/99  AUD                           2,071,464        $ 2,068,212        $    (3,252)
                    3/15/00  CHF                           7,073,932          6,935,832           (138,100)
                   12/01/99  DKK                           7,231,552          7,098,251           (133,301)
                   12/01/99  EUR                          18,754,311         17,636,586         (1,117,725)
                    4/25/00  HKD                           9,091,674          9,154,247             62,573
                    3/15/00  JPY                          22,139,382         23,128,092            988,710
                   12/01/99  NZD                             391,766            390,846               (920)
                                                        ------------        -----------        -----------
                                                        $ 66,754,081        $66,412,066        $  (342,015)
                                                        ============        ===========        ===========

At November 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $13,099 with Deutsche Bank and $273,914 with Merrill Lynch and a net recievable of $269,325 with CS First Boston.

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements

Interest Rate Swaps

                                                           CASH FLOWS              CASH FLOWS          UNREALIZED
                           NOTIONAL PRINCIPAL                 PAID BY             RECEIVED BY        APPRECIATION
EXPIRATION                 AMOUNT OF CONTRACT                THE FUND                THE FUND      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
3/22/03                        SEK 30,300,000       Floating - 3.247%           Fixed - 4.38%           $(120,697)
3/22/03                        EUR  3,290,000          Fixed -  3.76%        Floating - 3.01%              86,123
                                                                                                        ---------
                                                                                                        $ (34,574)
                                                                                                        =========

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.68% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                        DATE OF        SHARE/PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Morocco Restructuring & Consolidating
  Agreement, 6.063s, 2009                            11/19/1998        1,099,940         $898,147         $973,447
                                                                                                          --------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS Global Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Fund, including the schedule of portfolio investments as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                                 ERNST & YOUNG LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.


MFS(R) GLOBAL GOVERNMENTS FUND

TRUSTEES                                       ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;          Mark E. Bradley*
Former Chairman and Director (until            Ellen Moynihan*
1991), MFS Investment Management(R)            James O. Yost*

J. Atwood Ives+ - Chairman and Chief           SECRETARY
Executive Officer, Eastern Enterprises         Stephen E. Cavan*
(diversified services company)
                                               ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner,                 James R. Bordewick, Jr.*
Hemenway & Barnes (attorneys)
                                               CUSTODIAN
William J. Poorvu+ - Adjunct                   State Street Bank and Trust Company
Professor, Harvard University Graduate
School of Business Administration              AUDITORS
                                               Ernst & Young LLP
Charles W. Schmidt+ - Private Investor
                                               INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive            For information on MFS mutual funds,
Vice President, Director, and                  call your financial consultant or, for
Secretary, MFS Investment Management           an information kit, call toll free:
                                               1-800-637-2929 any business day from 9
Jeffrey L. Shames* - Chairman and              a.m. to 5 p.m. Eastern time (or leave
Chief Executive Officer, MFS                   a message anytime).
Investment Management
                                               INVESTOR SERVICE
Elaine R. Smith+ - Independent                 MFS Service Center, Inc.
Consultant                                     P.O. Box 2281
                                               Boston, MA 02107-9906
David B. Stone+ - Chairman, North
American Management Corp. (investment          For general information, call toll free:
adviser)                                       1-800-225-2606 any business day from
                                               8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company       For service to speech- or
500 Boylston Street                            hearing-impaired, call toll free:
Boston, MA 02116-3741                          1-800-637-6576 any business day from 9
                                               a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                    this service, your phone must be
MFS Fund Distributors, Inc.                    equipped with a Telecommunications
500 Boylston Street                            Device for the Deaf.)
Boston, MA 02116-3741
                                               For share prices, account balances,
CHAIRMAN AND PRESIDENT                         exchanges, or stock and bond outlooks,
Jeffrey L. Shames*                             call toll free: 1-800-MFS-TALK
                                               (1-800-637-8255) anytime from a
PORTFOLIO MANAGERS                             touch-tone telephone.
Christopher D. Piros*
James T. Swanson*                              WORLD WIDE WEB
                                               www.mfs.com
TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GOVERNMENTS FUND                                      ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                           MWG-2  01/00  23.5M  20/220/320/820